"ALL SECTIONS MARKED WITH TWO ASTERISKS ("**") REFLECT PORTIONS WHICH HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION BY PROSPECT MEDICAL HOLDINGS, INC. AS PART OF A REQUEST FOR CONFIDENTIAL TREATMENT."


                              LETTER OF AGREEMENT
         SERVING AS ADDENDUM TO THE 1997 MEDICAL SERVICES AGREEMENT
                      BETWEEN BLUE CROSS OF CALIFORNIA AND
                            PROSPECT MEDICAL GROUP
                                     FOR
         CALIFORNIACARE, BLUE CROSS PLUS AND PERSONAL CALIFORNIACARE

This will serve as confirmation that BLUE CROSS OF CALIFORNIA ("BLUE CROSS") has agreed to the following terms of the CaliforniaCare Medical Services Agreement between BLUE CROSS and PROSPECT MEDICAL GROUP ("PARTICIPATING MEDICAL GROUP") effective January 1, 1997.

Effective January 1 1997, BLUE CROSS shall increase professional capitation rates (excluding Durational Benefit Plans, AIM, CalKids, and non-commercial products such as Workers' Compensation, Medi-Cal and Medicare Risk) for PARTICIPATING MEDICAL GROUP by [ ** ], which rates shall remain in effect through December 31, 1997.

Effective January 1, 1998 BLUE CROSS shall increase the above mentioned rates by another [ ** ] to remain in effect through December 31, 1999.

Upon acceptance of the parties, this Addendum shall become part of the CaliforniaCare Medical Services Agreement between PARTICIPATING MEDICAL GROUP and BLUE CROSS effective January 1, 1997.

BLUE CROSS                                PARTICIPATING MEDICAL
                                          GROUP

Name:   Ferial Bahremand                  Name:   Gregg DeNicola M.D.
      -------------------------------           -------------------------------

Signature: /s/ Ferial Bahremand           Signature: /s/ Gregg DeNicola
           --------------------------                --------------------------

Title:      Vice President                Title:          President
        -----------------------------            ------------------------------

Date:       2/13/97                       Date:           11-26-96
      -------------------------------                --------------------------